Exhibit 23 (a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in the Company's registration statement of our report dated January 27, 1995 included in the Marriott International, Inc.'s Form 10-K for the year ended December 30, 1994 and to all references to our Firm included in the registration statement.


                                                 /s/ ARTHUR ANDERSON LLP
                                                 ARTHUR ANDERSEN LLP

Washington, D.C.
Decmeber 11, 1995